SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549

                          ----------------------------

                                    Form 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): June 14, 2002


                                VCA ANTECH, INC.
               (Exact Name of Registrant as Specified in Charter)



            Delaware                  001-16783                95-4097995
  (State or Other Jurisdiction       (Commission             (IRS Employer
       Of Incorporation)            File Number)          Identification No.)


                          12401 West Olympic Boulevard
                       Los Angeles, California 90064-1022
                    (Address of Principal Executive Offices)


                                 (310) 571-6500
                         (Registrant's Telephone Number)


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ITEM 4. CHANGE IN REGISTRANT'S CERTIFYING ACCOUNTANT

PREVIOUS INDEPENDENT AUDITORS

     On June 14, 2002, upon the recommendation of the Audit Committee of VCA Antech, Inc. ("VCA Antech"), the Board of Directors dismissed Arthur Andersen LLP ("Arthur Andersen") as the independent accountants of VCA Antech. Arthur Andersen has served as the independent accountants of VCA Antech since 1986. Prior to September 24, 2001, VCA Antech was known as Veterinary Centers of America, Inc.

     Arthur Andersen's reports on the consolidated financial statements of VCA Antech and its subsidiaries for the two most recent fiscal years ended December 31, 2001 did not contain any adverse opinion or disclaimer of opinion, nor were those reports qualified or modified as to uncertainty, audit scope or accounting principles.

     During VCA Antech's two most recent fiscal years ended December 31, 2001 and the subsequent interim period through June 14, 2002, there were: (i) no disagreements between VCA Antech and Arthur Andersen on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to Arthur Andersen's satisfaction, would have caused it to make reference to the subject matter of the disagreement in connection with its reports on VCA Antech's consolidated financial statements for those years; and (ii) no "reportable events" as defined in Item 304(a)(1)(v) of Regulation S-K.

     VCA Antech provided Arthur Andersen with a copy of the foregoing disclosures. Attached as Exhibit 16 is a copy of Arthur Andersen's letter, dated June 14, 2002, stating its agreement with these statements.

NEW INDEPENDENT AUDITORS

     On June 14, 2002, VCA Antech engaged KPMG, LLP ("KPMG") as its independent accountants to audit its financial statements for the fiscal year ending December 31, 2002. The decision to engage KPMG was recommended and approved by the Audit Committee of VCA Antech and approved by its Board of Directors.

     During the two most recent fiscal years ended December 31, 2001 and the subsequent interim period through June 14, 2002, VCA Antech did not consult with KPMG with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the consolidated financial statements of VCA Antech, or any other matters or reportable events as set forth in Items 304(a)(2)(i) and (ii) of Regulation S-K.


ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

          Exhibit 16 Letter from Arthur Andersen LLP to the Securities and Exchange Commission dated June 14, 2002


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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



June 14, 2002                               VCA ANTECH, INC.



                                            By:  /S/ TOMAS W. FULLER
                                               -------------------------------
                                                 Tomas W. Fuller
                                                 Chief Financial Officer


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                                  EXHIBIT INDEX


EXHIBITS


16 Letter from Arthur Andersen LLP to the Securities and Exchange Commission dated June 14, 2002


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